SECOND QUARTER 2022 SUPPLEMENTAL INFORMATION J U L Y 2 5 , 2 0 2 2

2 Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the potential negative impacts of COVID-19 on the global economy and on the Company’s loan portfolio, financial condition and business operations; how widely utilized COVID-19 vaccines will be, whether they will be effective in preventing the spread of COVID-19 (including its variant strains), and their impact on the ultimate severity and duration of the COVID-19 pandemic; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates; adverse changes in the real estate and real estate capital markets; difficulty or delays in redeploying the proceeds from repayments of the Company’s existing investments; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; deterioration in the performance of the properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to the Company or the owners and operators of the real estate securing the Company’s investments; the economic impact of escalating global trade tensions, and the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; difficulty in obtaining financing or raising capital; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; defaults by borrowers in paying debt service on outstanding indebtedness; the availability of qualified personnel and the Company’s relationship with its Manager; subsidiaries of KKR & Co. Inc. have significant influence over the Company and KKR's interests may conflict with those of the Company’s stockholders in the future; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform; adverse legislative or regulatory developments; the Company’s qualification as a real estate investment trust ("REIT") for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"); authoritative accounting principles generally accepted in the United States of America ("GAAP") or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board (the "FASB"), the Securities and Exchange Commission (the "SEC"), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of July 25, 2022. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of June 30, 2022 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

3 KKR Real Estate Finance Trust Inc. Overview Best In Class Portfolio Conservative Balance Sheet KREF’s Manager Fully Integrated with KKR $7.9 B Investment Portfolio 99% Senior Loans 58% Multifamily & Industrial $121 M Average Loan Size(1) 100% Performing Senior loans secured primarily by transitional, institutional multifamily and office properties owned by high quality sponsors $8.5 B Financing Capacity 77% Fully Non-Mark-to-Market(2) Conservativeliability management focused on diversified non-mark-to-market financing 14% KKR Ownership in KREF $790 M Current Liquidity(3) $479 B Global AUM(4) $25 B Balance Sheet(4) $59 B Real Estate AUM(4) (5) 150+ Real Estate Professionals(4) One firm culturethat rewards investment discipline, creativity and determination and emphasizes the sharing of information, resources, expertise and best practices (1) Average loan size is inclusive of the unfunded KREF commitment (2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility (3) Includes $118 million in cash, $610 million undrawn corporate revolver capacity, and $62 million of available borrowings based on existing collateral (4) As of March 31, 2022 (5) Figures represent AUM across all KKR real estate transactions. On April 28, 2022, KKR acquired a Japanese REIT manager named KJR Management (“KJRM”). Real estate AUM presented is pro forma th is acquisition based on publicly announced AUM figures by KJRM.

4 Second Quarter 2022 Highlights (1) Represents Net Income attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP • 2Q Net income(1) of $0.28 per diluted share and Distributable Earnings(2) of $0.48 per diluted share • Book Value per Common Share (“BVPS”) of $19.36 per share, compared to $19.46 per share as of 1Q'22 • Book Value inclusive of a $34 million, or ($0.49) per share, CECL credit loss allowance • $7.9 billion predominantly senior loan portfolio • Multifamily and industrial assets represent 58% of loan portfolio • Weighted average risk rating of 3.0; 100% performing • Received $444 million in loan repayments and collected 100% of interest payments due in 2Q • 2Q originations of 11 floating-rate senior loans totaling $1,034 million with $948 million of initial fundings Financials Portfolio Originations Liquidity & Capitalization • Completed an underwritten public offering of 2,750,000 shares of common stock at $19.51 per share, resulting in $54 million of net proceeds before transaction costs • Repurchased 1.0 million shares at an average price per share of $17.28 for a total of $18 million; year-to-date as of July 25, 2022, KREF repurchased 1.4 million shares of common stock at an average price of $17.32 for a total of $25 million • Entered into a new $350 million term lending agreement and a new $100 million asset specific financing facility, which provide match-term asset-based financing on a non-mark-to-market basis • Increased the borrowing capacity on our corporate revolving credit facility by $90 million to $610 million • 77% of financing is fully non-mark-to-market and the remaining balance is mark-to-credit only • $790 million of available liquidity, including $118 million of cash, $62 million of available borrowings based on existing collateral, and $610 million undrawn capacity on the corporate revolver

5 ($ in Millions) 2Q'22 Net Interest Income $45.9 Other Income 4.1 Operating Expenses (13.2) Provision for Credit Losses (11.8) Preferred Stock Dividends (5.3) Other (0.3) Net Income Attributable to Common Stockholders $19.4 Diluted Weighted Average Shares Outstanding 68,549,049 Net Income per Share, Diluted $0.28 Distributable Earnings(1) $33.1 Diluted Weighted Average Shares Outstanding 68,549,049 Distributable Earnings per Share, Diluted(1) $0.48 Dividend per Share $0.43 2Q'22 Financial Summary (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP (2) Represents the principal amount on senior and mezzanine/other loans, one real estate owned asset, and net equity in RECOP I and real estate owned (3) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (4) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end (5) Book value per share includes CECL credit loss allowance of $34.3 million or ($0.49) per common share Income Statement Balance Sheet ($ in Millions) 2Q'22 Total Portfolio(2) $7,887.8 Term Credit Facilities 1,387.2 Term Lending Agreements 1,358.8 Asset Specific Financing 96.3 Secured Term Loan 348.3 Convertible Notes 143.8 Total Debt $3,334.4 Term Loan Facility 741.6 Collateralized Loan Obligations 1,942.8 Total Leverage $6,018.8 Cash 118.0 Total Permanent Equity 1,676.4 Common Shareholders' Equity 1,348.6 Debt-to-Equity Ratio(3) 1.9x Total Leverage Ratio(4) 3.5x Shares Outstanding 69,654,532 Book Value per Share(5) $19.36

6 Recent Operating Performance (1) Represents Net Income attributable to common stockholders (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP $18.91 $19.46 $19.36 2Q'21 1Q'22 2Q'22 Book Value per Share Net Income and Distributable Earnings $0.52 $0.46 $0.28 $0.54 $0.47 $0.48 2Q'21 1Q'22 2Q'22 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share $0.43 ($ in Millions) 2Q'21 1Q'22 2Q'22 Net income(1): $29.3 $29.8 $19.4 Distributable earnings(2): $30.4 $29.8 $33.1 2Q'21 1Q'22 2Q'22 Dividend per share: $0.43 $0.43 $0.43 Dividend yield on book value per share: 9.1% 8.8% 8.9%

7 Last Twelve Months Loan Activity (1) Includes one real estate owned asset and capital committed to our investment in an aggregator vehicle that invests in CMBS (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us $5,618 $5,618 $5,826 $5,826 $5,826 $6,825 $6,792 $6,792 $6,792 $7,254 $7,254 $7,254 $7,888 $7,888 $848 $1,143 $1,225 $1,679 $1,368 $744 $1,449 $1,078 $1,412 $935 $680 $33 $282 $444 2Q'21 Portfolio 3Q'21 Fundings 3Q'21 Repayments 3Q'21 Portfolio 4Q'21 Fundings 4Q'21 Repayments 4Q'21 Loan write-off 4Q'21 Portfolio 1Q'22 Fundings 1Q'22 Repayments 1Q'22 Portfolio 2Q'22 Fundings 2Q'22 Repayments 2Q'22 Portfolio Portfolio Funding Activity – Outstanding Principal(1) $6,466 Future Funding Obligations(2) $7,051 ($ in Millions) $8,160 $8,703 $9,300

8 2Q'22 Loan Originations – Select Case Studies (1) The total whole loan is $505 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan, or $252 million (2) The total whole loan is $376 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan, or $188 million (3) The total whole loan is $247 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 35% of the loan, or $86 million (4) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated Investment Western U.S. Industrial National Industrial San Antonio Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $252.3 million(1) $187.8 million(2) $86.3 million(3) Location Western U.S. National San Antonio, TX Collateral Class A/B Industrial Portfolio totaling 5.2 million SF Class A/B Industrial Portfolio totaling 2.8 million SF 2,228-Unit Class B/B+ Multifamily Portfolio Loan Purpose Refinance Refinance Acquisition LTV(4) 64% 50% 68% Investment Date April 2022 June 2022 June 2022 Asset Photos

9 KREF Loan Portfolio by the Numbers Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans. (1) Map excludes a $42 million real estate corporate loan and one real estate owned asset with a net carrying value of $79 million (2) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage (3) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space (4) Office property certification % is based on current principal loan balance; see description for LEED certification in the appendix Multifamily 47% Office 26% Industrial 11% Life Science 6% Hospitality 5% Condo (Residential) 3% Student Housing 2% Single Family Rental <1% LIBOR 74% SOFR 26% Senior Loans 99% Non-Senior 1% Class-A 69% Class-B 31% Multifamily Class-A 92% Class-B 8% Geography(1) Investment Type(2) Property Type Interest Rate Type $4,952 $5,257 $5,618 $7,888 2Q'19 2Q'20 2Q'21 2Q'22 Total Portfolio Growth 9% 7% 8% 10% 15% 17% 9% 20% Other <5% ($ in Millions) (3) 79% Office(4) 5% Washington, D.C. 100% Floating

10 Weighted Average Risk Rating(3): 3.0 Portfolio Credit Quality Remains Strong (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted on page 19 (2) Includes non-consolidated senior interests and excludes a real estate corporate loan (3) Weighted average is weighted by current principal amount 0% 5% 91% 4% 0% 1 2 3 4 5 3% 6% 86% 5% 0% 1 2 3 4 5 Collected 100% of interest payments due on loan portfolio Loan-to-Value(1,2) Risk Rating Distribution Weighted Average LTV(3): 67% (% of total loan portfolio) (% of loan portfolio) 2Q'22 Loan Count 0 03 271 1 03 360 1Q'22 Weighted Average LTV(3): 67% 15% 19% 32% 24% 10% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 16% 18% 29% 30% 7% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% Weighted Average Risk Rating(3): 2.9 2Q'22 1Q'22 Loan Count

11 Case Studies: Watch List Loans (Risk Rating 4 or 5) (1) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value Investment Philadelphia Office Philadelphia Office Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Investment Date April 2019 June 2018 Collateral 4-Building, 711k RSF Office Portfolio 2-Building, 978k RSF Office Portfolio Loan Purpose Acquisition Acquisition Location Philadelphia, PA Philadelphia, PA Committed Amount $183 million $161 million Current Principal Amount $157 million $161 million Loan Basis $220 / SF $165 / SF Coupon LIBOR + 2.6% (4.9% Coupon Floor) SOFR + 3.45% (4.2% Coupon Floor) LTV(1) 68% 71% Max Remaining Term (Yrs.) 1.9 1.0 Loan Risk Rating 4 4

12 Collateralized Loan Obligations 32% Term Lending Agreements 22% Term Loan Facility 12% Secured Term Loan 6% Senior Loan Interests 4% Asset specific financing 1% Term Credit Facilities 23% 1.9x 3.5x Debt-to-Equity Ratio Total Leverage Ratio (5) Financing Overview: 77% Non-Mark-To-Market Diversified financing sources totaling $8.5 billion with $2.5 billion of undrawn capacity Summary of Outstanding Financing Leverage Ratios (4) Non-Mark- to-Market 77% Outstanding Secured Financing(6) Note: All figures as of June 30,2022 ($ in Millions) Maximum Capacity Outstanding Face Amount Weighted Avg. Coupon(1) Advance Rate Non- MTM Term Credit Facilities $1,840 $1,387 +1.7% 71.8% (2) Term Lending Agreements $1,683 $1,359 +1.7% 78.0%  Warehouse Facility $500 $0 n/a n/a  Asset Specific Financing $400 $96 +2.65% 77.7%  Secured Term Loan $348 $348 +3.5%(3) -  Convertible Notes $144 $144 6.1% -  Corporate Revolving Credit Facility $610 $0 +2.0% -  Total Debt $5,525 $3,334 Term Loan Facility $1,000 $742 +1.7% 81.7%  Collateralized Loan Obligations $1,943 $1,943 +1.5% 84.5%  Total Leverage $8,468 $6,019 (1) Weighted average coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (2) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions (3) Loan bears interest at L +3.5% and is subject to a LIBOR floor of 0.5% (4) Represents (i) total outstanding debt agreements (excluding non-recourse facilities), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end (5) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end (6) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility

13 Financing Overview: Term Credit Facilities Counterparty Total / Weighted Average Drawn $690 $573 $124 $1,387 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 11 Loans / $936 11 Loans / $778 7 Loans / $219 29 Loans / $1,932 Final Stated Maturity(1) September 2026 December 2023 October 2023 - Weighted Average Pricing(2) + 1.4% + 2.0% + 2.2% + 1.7% Weighted Average Advance 73.7% 73.7% 56.5% 71.8% Mark-to-market Credit Only Credit Only Credit Only - Property Type(3): ($ in Millions) Multi- family 40% Office 33% Life Science 14% Industrial 7% Student Housing 5% Single Family Rental 1% (1) Based on extended maturity date (2) Weighted average pricing expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable to each financing (3) Based on principal balance of financing

14 Liquidity Overview (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts $118 $610 $62 $790 $0 $100 $200 $300 $400 $500 $600 $700 $800 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity ($ in Millions) Sources of Available Liquidity In addition to the available liquidity below, KREF had $416 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval as of June 30, 2022 (1)

15 Portfolio Positioned for Higher Rate Environment Portfolio rotated out of higher rate-floor loans positioning KREF to benefit from a rising rate environment 100% floating-rate loan portfolio; 74% indexed to one-month LIBOR and 26% to Term SOFR Annual Net Interest Income Per Share Sensitivity to Change in Market Rates One-month LIBOR = 1.79% Term SOFR = 1.69% As of June 30, 2022 ($ Impact Per Share) Note: Based on portfolio as of June 30, 2022 +2.00% Change in LIBOR/SOFR +1.50%+1.00%+0.50%-0.25%

16 Appendix

17 Portfolio Details *See footnotes on subsequent page ($ in Millions) # Investment Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Future Funding(4) Coupon(5)(6) Max Remaining Term (Yrs)(5)(7) Loan Per SF / Unit / Key(8) LTV(5)(9) Risk Rating Senior Loans(1) 1 Senior Loan Arlington, VA Multifamily 9/30/2021 $381.0 $381.0 $353.9 $71.2 $27.1 + 3.2% 4.3 $ 318,784 / unit 69% 3 2 Senior Loan Bellevue, WA Office 9/13/2021 520.8 260.4 75.4 19.7 185.0 + 3.6% 4.8 $ 855 / SF 63% 3 3 Senior Loan Los Angeles, CA Multifamily 2/19/2021 260.0 260.0 250.0 38.1 10.0 + 3.6% 3.7 $ 466,400 / unit 68% 3 4 Senior Loan Various Industrial 4/28/2022 504.5 252.3 252.3 48.7 - + 2.7% 4.9 $ 98 / SF 64% 3 5 Senior Loan Mountain View, CA Office 7/14/2021 362.8 250.0 189.3 47.5 60.7 + 3.3% 4.1 $ 616 / SF 73% 3 6 Senior Loan New York, NY Condo (Resi) 12/20/2018 234.5 234.5 218.1 62.6 16.4 + 3.6% 1.5 $ 1,362 / SF 69% 3 7 Senior Loan Bronx, NY Industrial 8/27/2021 381.2 228.7 124.8 26.9 103.9 + 4.1% 4.2 $ 277 / SF 52% 3 8 Senior Loan Various Multifamily 5/31/2019 216.5 216.5 216.3 39.0 0.2 + 4.0% 1.9 $ 202,104 / unit 74% 3 9 Senior Loan(10) Various Industrial 6/30/2021 425.0 212.5 30.2 28.5 182.3 + 5.5% 4.0 $ 163 / SF 67% 3 10 Senior Loan Minneapolis, MN Office 11/13/2017 194.4 194.4 194.4 33.1 - + 3.8% 0.4 $ 179 / SF 77% 2 11 Senior Loan Various Industrial 6/15/2022 375.5 187.8 132.6 25.3 55.2 + 2.9% 5.0 $ 95 / SF 50% 3 12 Senior Loan Washington, D.C. Office 11/9/2021 187.7 187.7 145.1 38.5 42.6 + 3.3% 4.4 $ 417 / SF 55% 3 13 Senior Loan Boston, MA Office 2/4/2021 375.0 187.5 187.5 37.4 - + 3.3% 3.6 $ 506 / SF 71% 3 14 Senior Loan The Woodlands, TX Hospitality 9/15/2021 183.3 183.3 169.3 31.0 14.0 + 4.2% 4.3 $ 186,198 / key 64% 3 15 Senior Loan Philadelphia, PA Office 4/11/2019 182.6 182.6 157.0 25.0 25.6 + 2.6% 1.9 $ 220 / SF 68% 4 16 Senior Loan Washington, D.C. Office 12/20/2019 175.5 175.5 134.6 36.8 40.9 + 3.4% 2.5 $ 659 / SF 58% 3 17 Senior Loan West Palm Beach, FL Multifamily 12/29/2021 171.5 171.5 169.6 25.3 1.9 + 2.7% 4.5 $ 208,857 / unit 73% 3 18 Senior Loan Chicago, IL Office 7/15/2019 170.0 170.0 137.6 40.5 32.4 + 3.3% 2.1 $ 132 / SF 57% 3 19 Senior Loan Boston, MA Life Science 4/27/2021 332.3 166.2 130.7 22.5 35.5 + 3.6% 3.9 $ 543 / SF 66% 3 20 Senior Loan New York, NY Multifamily 12/5/2018 163.0 163.0 148.5 22.9 14.5 + 4.0% 1.4 $ 558,300 / unit 77% 3 21 Senior Loan Philadelphia, PA Office 6/19/2018 161.0 161.0 161.0 161.4 - + 3.5% 1.0 $ 165 / SF 71% 4 22 Senior Loan Oakland, CA Office 10/23/2020 509.9 159.7 121.5 19.1 6.0 + 4.3% 3.4 $ 373 / SF 65% 3 23 Senior Loan Plano, TX Office 2/6/2020 153.7 153.7 135.7 21.4 18.0 + 2.7% 2.6 $ 188 / SF 63% 2 24 Senior Loan Seattle, WA Life Science 10/1/2021 188.0 140.3 96.2 25.3 44.1 + 3.1% 4.3 $ 614 / SF 69% 3 25 Senior Loan Dallas, TX Office 12/10/2021 138.0 138.0 135.8 25.1 2.2 + 3.6% 4.4 $ 432 / SF 68% 3 26 Senior Loan Boston, MA Multifamily 3/29/2019 137.0 137.0 137.0 30.7 - + 2.7% 1.8 $ 351,282 / unit 59% 3 27 Senior Loan Arlington, VA Multifamily 1/20/2022 135.3 135.3 130.9 31.6 4.4 + 2.9% 4.6 $ 436,300 / unit 65% 3 28 Senior Loan Fort Lauderdale, FL Hospitality 11/9/2018 130.0 130.0 130.0 24.2 - + 3.4% 1.4 $ 375,723 / key 66% 3 29 Senior Loan San Carlos, CA Life Science 2/1/2022 195.9 125.0 82.0 21.1 43.0 + 3.6% 4.6 $ 560 / SF 68% 3 30 Senior Loan Fontana, CA Industrial 5/11/2021 119.9 119.9 57.0 28.0 62.9 + 4.6% 3.9 $ 102 / SF 64% 3 31 Senior Loan Irving, TX Multifamily 4/22/2021 117.6 117.6 112.0 19.1 5.6 + 3.3% 3.9 $ 123,317 / unit 70% 3 32 Senior Loan Cambridge, MA Life Science 12/22/2021 401.3 115.7 57.1 14.8 58.6 + 3.9% 4.5 $ 1,072 / SF 51% 3 33 Senior Loan Pittsburgh, PA Student Housing 6/8/2021 112.5 112.5 112.5 17.0 - + 2.9% 3.9 $ 155,602 / unit 74% 3 34 Senior Loan Las Vegas, NV Multifamily 12/28/2021 106.3 106.3 102.0 19.8 4.3 + 2.7% 4.5 $ 193,182 / unit 61% 3 35 Senior Loan Doral, FL Multifamily 12/10/2021 212.0 106.0 106.0 20.9 - + 2.8% 4.4 $ 335,975 / unit 77% 3 36 Senior Loan San Diego, CA Multifamily 10/20/2021 103.5 103.5 103.5 18.4 - + 2.8% 4.4 $ 448,052 / unit 71% 3 37 Senior Loan Orlando, FL Multifamily 12/14/2021 102.4 102.4 88.9 21.4 13.5 + 3.0% 4.5 $ 234,565 / unit 74% 3 38 Senior Loan West Hollywood, CA Multifamily 1/26/2022 102.0 102.0 102.0 15.2 - + 3.0% 4.6 $ 2,756,757 / unit 65% 3 39 Senior Loan Boston, MA Industrial 6/28/2022 285.5 100.0 98.2 97.4 1.8 + 3.0% 5.0 $ 196 / SF 52% 3 40 Senior Loan Washington, D.C. Office 1/13/2022 228.5 100.0 57.7 9.2 42.3 + 3.2% 5.6 $ 211 / SF 55% 3 41 Senior Loan Phoenix, AZ Industrial 1/13/2022 195.3 100.0 14.2 2.9 85.8 + 4.0% 4.6 $ 57 / SF 57% 3 42 Senior Loan Brisbane, CA Life Science 7/22/2021 95.0 95.0 88.4 19.9 6.6 + 3.0% 4.1 $ 763 / SF 71% 3 43 Senior Loan State College, PA Student Housing 10/15/2019 93.4 93.4 89.1 23.1 4.3 + 2.7% 2.4 $ 74,659 / unit 64% 3 44 Senior Loan Brandon, FL Multifamily 1/13/2022 90.3 90.3 63.4 9.9 26.9 + 3.1% 4.6 $ 192,590 / unit 75% 3 45 Senior Loan Dallas, TX Multifamily 12/23/2021 90.0 90.0 77.5 14.9 12.5 + 2.8% 4.5 $ 238,488 / unit 67% 3 46 Senior Loan Miami, FL Multifamily 10/14/2021 89.5 89.5 89.5 17.1 - + 2.8% 4.4 $ 304,422 / unit 76% 3 47 Senior Loan Denver, CO Multifamily 6/24/2021 88.5 88.5 88.5 15.4 - + 3.0% 4.0 $ 295,000 / unit 77% 3 48 Senior Loan Dallas, TX Office 1/22/2021 87.0 87.0 87.0 21.2 - + 3.3% 3.6 $ 288 / SF 65% 3 49 Senior Loan Charlotte, NC Multifamily 12/14/2021 86.8 86.8 76.0 10.9 10.8 + 3.0% 4.5 $ 206,522 / unit 74% 3 50 Senior Loan San Antonio, TX Multifamily 6/1/2022 246.5 86.3 80.3 79.9 6.0 + 2.8% 4.9 $ 88,134 / unit 68% 3

18 Portfolio Details *See footnotes on subsequent page ($ in Millions) # Investment Location Property Type Investment Date Total Whole Loan(2) Committed Principal Amount(2) Current Principal Amount Net Equity(3) Future Funding(4) Coupon(5)(6) Max Remaining Term (Yrs)(5)(7) Loan Per SF / Unit / Key(8) LTV(5)(9) Risk Rating Senior Loans(1) 51 Senior Loan New York, NY Multifamily 3/29/2018 $86.0 $86.0 $86.0 $13.3 $0.0 + 4.0% 0.8 $ 462,366 / unit 63% 2 52 Senior Loan Scottsdale, AZ Multifamily 5/9/2022 169.0 84.5 84.5 12.7 - + 2.9% 4.9 $ 457,995 / unit 64% 3 53 Senior Loan Raleigh, NC Multifamily 4/27/2022 82.9 82.9 76.5 14.7 6.4 + 3.0% 4.9 $ 239,063 / unit 68% 3 54 Senior Loan Hollywood, FL Multifamily 12/20/2021 81.0 81.0 81.0 14.7 - + 3.0% 4.5 $ 327,935 / unit 74% 3 55 Senior Loan Seattle, WA Office 3/20/2018 80.7 80.7 80.7 46.9 - + 4.1% 0.8 $ 468 / SF 56% 3 56 Senior Loan Phoenix, AZ Single Family Rental 4/22/2021 72.1 72.1 27.2 9.8 44.9 + 4.8% 3.9 $ 157,092 / unit 50% 3 57 Senior Loan Arlington, VA Multifamily 10/23/2020 141.8 70.9 70.9 11.6 - + 3.8% 3.3 $ 393,858 / unit 73% 3 58 Senior Loan Denver, CO Multifamily 9/14/2021 70.3 70.3 69.3 11.0 1.0 + 2.7% 4.3 $ 286,157 / unit 78% 3 59 Senior Loan Washington, D.C. Multifamily 12/4/2020 69.0 69.0 66.4 10.5 2.6 + 3.5% 3.4 $ 265,617 / unit 63% 3 60 Senior Loan Dallas, TX Multifamily 8/18/2021 68.2 68.2 68.2 9.8 - + 3.8% 4.2 $ 189,444 / unit 70% 3 61 Senior Loan Manassas Park, VA Multifamily 2/25/2022 68.0 68.0 68.0 13.1 - + 2.7% 4.7 $ 223,684 / unit 73% 3 62 Senior Loan Plano, TX Multifamily 3/31/2022 67.8 67.8 64.2 17.0 3.6 + 2.8% 4.8 $ 241,165 / unit 75% 3 63 Senior Loan Nashville, TN Hospitality 12/9/2021 66.0 66.0 64.3 9.8 1.7 + 3.6% 4.5 $ 279,498 / key 68% 3 64 Senior Loan Atlanta, GA Multifamily 12/10/2021 61.5 61.5 56.7 14.6 4.8 + 2.9% 4.5 $ 187,771 / unit 67% 3 65 Senior Loan Durham, NC Multifamily 12/15/2021 60.0 60.0 51.0 9.1 9.0 + 2.9% 4.5 $ 147,758 / unit 67% 3 66 Senior Loan San Antonio, TX Multifamily 4/20/2022 57.6 57.6 55.2 9.9 2.4 + 2.7% 4.9 $ 161,404 / unit 79% 3 67 Senior Loan Sharon, MA Multifamily 12/1/2021 56.9 56.9 56.9 8.3 - + 2.8% 4.4 $ 296,484 / unit 70% 3 68 Senior Loan Queens, NY Industrial 2/22/2022 55.3 55.3 52.0 12.8 3.3 + 4.0% 1.7 $ 84 / SF 68% 3 69 Senior Loan Reno, NV Industrial 4/28/2022 140.4 50.5 50.5 11.0 - + 2.7% 4.9 $ 117 / SF 74% 3 70 Senior Loan Carrollton, TX Multifamily 4/1/2022 48.5 48.5 43.4 11.6 5.1 + 2.9% 4.8 $ 135,778 / unit 74% 3 71 Senior Loan Dallas, TX Multifamily 4/1/2022 43.9 43.9 38.3 9.2 5.6 + 2.9% 4.8 $ 107,607 / unit 73% 3 72 Senior Loan Georgetown, TX Multifamily 12/16/2021 41.8 41.8 41.8 10.1 - + 3.3% 4.5 $ 199,048 / unit 68% 3 73 Senior Loan San Diego, CA Multifamily 4/29/2022 203.0 40.0 38.5 6.1 1.5 + 2.6% 4.9 $ 441,379 / unit 63% 3 74 Senior Loan Denver, CO Industrial 12/11/2020 28.8 28.8 16.2 5.6 12.6 + 3.8% 3.5 $ 58 / SF 61% 3 75 Senior Loan(11) New York, NY Condo (Resi) 8/4/2017 25.2 25.2 25.2 25.2 - + 4.2% 0.3 $ 1,120 / SF 73% 3 Total / Weighted Average $12,545.6 $9,175.3 $7,730.9 $1,905.3 $1,412.3 + 3.3% 3.6 67% 3.0 Non-Senior Loans 1 Real Estate Corporate Loan(12) n.a. Multifamily 12/11/2020 105.0 42.0 42.0 41.6 - + 12.0% 3.5 n/a n.a. 3 Total / Weighted Average $105.0 $42.0 $42.0 $41.6 $0.0 + 12.0% 3.5 n.a. 3.0 CMBS B-Pieces 1 RECOP I(13) Various Various 2/13/2017 n.a. 40.0 35.7 35.7 4.3 4.8% 6.9 n.a. 58% n.a. Total / Weighted Average $40.0 $35.7 $35.7 $4.3 4.8% 6.9 58% Real Estate Owned 1 Real Estate Asset Portland, OR Retail 12/16/2021 n.a. n.a. 79.2 79.2 n.a. n.a. n.a. n.a. n.a. n.a. Total / Weighted Average $79.2 $79.2 Portfolio Total / Weighted Average $9,257.3 $7,887.8 $2,061.8 $1,416.6 5.1% 3.6 67% 3.0

19 Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 13, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of June 30, 2022, at an interest rate of L + 7.9%. • For Senior Loan 22, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $19.0 million was funded as of June 30, 2022, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Non-Senior Loan 1 is excluded from the weighted average LTV. (6) Coupon expressed as spread over the relevant floating benchmark rates, which include one-month LIBOR and Term SOFR, as applicable for each loan. As of June 30, 2022, 73.7% and 26.3% of floating rate loans by principal amount were indexed to one-month LIBOR and Term SOFR, respectively. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) Loan Per SF / Unit / Key is based on the current principal amount divided by the current SF / Unit / Key. For Senior Loans 2, 7, 9, 30, 32, 41, 56, and 74, Loan Per SF / Unit / Key is calculated as the total commitment amount of the loan divided by the proposed SF / Unit / Key. (9) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 6, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo- conversion and no renovation; for Senior Loan 75, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 2, 7, 9, 30, 32, 41, 56, and 74, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (10) For Senior Loan 9, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of June 30, 2022, there were seven underlying senior loans in the facility with a commitment of $83.0 million and outstanding principal of $30.2 million. (11) For Senior Loan 75, Loan per SF of $1,120 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $1,987 based on allocating the full amount of the loan to only the residential units. (12) Non-Senior Loan 1 is a real estate corporate loan to a multifamily operator. (13) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount.

20 Fully Extended Loan Maturities (1) Excludes RECOP I CMBS B-Piece investment Fully Extended Loan Maturities(1) ($ in Millions) Fully extended weighted average loan maturity of 3.6 years(1) $220 $606 $1,007 $571 $2,895 $2,416 $58 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2022 2023 2024 2025 2026 2027 2028

21 Consolidated Balance Sheets (1) Includes $0.5 million and $54.0 million held in collateralized loan obligation as of June 30, 2022 and December 31, 2021, respectively (2) Includes $7.7 million and $2.3 million of restricted cash as of June 30, 2022 and December 31, 2021, respectively (3) Includes $2.8 million and $1.5 million of expected loss reserve for unfunded loan commitments as of June 30, 2022 and December 31, 2021, respectively (in thousands - except share and per share data) June 30, 2022 December 31, 2021 Assets Cash and cash equivalents(1) 118,020$ 271,487$ Commercial real estate loans, held-for-investment 7,473,101 6,316,733 Less: Allowance for credit losses (31,529) (22,244) Commercial real estate loans, held-for-investment, net 7,441,572 6,294,489 Real estate owned, net 79,168 78,569 Equity method investments 36,782 35,537 Accrued interest receivable 22,498 15,241 Other assets(2)(3) 15,569 7,916 Total Assets 7,713,609$ 6,703,239$ Liabilities and Equity Liabilities Secured financing agreements, net 3,569,581$ 3,726,593$ Collateralized loan obligations, net 1,931,605 1,087,976 Secured term loan, net 337,609 338,549 Convertible notes, net 142,538 141,851 Dividends payable 29,915 26,589 Accrued interest payable 9,837 6,627 Accounts payable, accrued expenses and other liabilities(4) 7,782 7,521 Due to affiliates 8,298 5,952 Total Liabilities 6,037,165 5,341,658 Commitments and Contingencies - - Permanent Equity Preferred Stock, 50,000,000 shares authorized Series A cumulative redeemable preferred stock, $0.01 par value, (13,110,000 and 6,900,000 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively; liquidation preference of $25.00 per share) 131 69 Common stock, $0.01 par value, 300,000,000 authorized (74,599,550 and 65,271,058 shares issued; 69,654,532 and 61,370,732 shares outstanding as of June 30, 2022 and December 31, 2021, respectively) 697 613 Additional paid-in capital 1,802,725 1,459,959 Accumulated deficit (48,158) (38,208) Repurchased stock (4,945,018 and 3,900,326 shares repurchased as of June 30, 2022 and December 31, 2021, respectively) (79,070) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,676,325 1,361,434 Noncontrolling interests in equity of consolidated joint venture 119 147 Total Permanent Equity 1,676,444 1,361,581 Total Liabilities and Equity 7,713,609$ 6,703,239$

22 Consolidated Statements of Income (in thousands - except share and per share data) June 30, 2022 March 31, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Net Interest Income Interest income 90,603$ 73,230$ 67,149$ 163,833$ 131,915$ Interest expense 44,733 32,459 26,958 77,192 54,341 Total net interest income 45,870 40,771 40,191 86,641 77,574 Other Income Revenue from real estate owned operations 1,833 2,629 - 4,462 - Income (loss) from equity method investments 1,035 1,886 1,256 2,921 2,346 Other income 1,237 1,915 100 3,152 166 Total other income (loss) 4,105 6,430 1,356 10,535 2,512 Operating Expenses General and administrative 4,308 4,446 3,688 8,754 7,193 Provision for (reversal of) credit losses, net 11,798 (1,218) (559) 10,580 (2,147) Management fees to affiliate 6,506 6,007 4,835 12,513 9,125 Incentive compensation to affiliate - - 2,403 - 4,595 Expenses from real estate owned operations 2,368 2,554 - 4,922 - Total operating expenses 24,980 11,789 10,367 36,769 18,766 Income (Loss) Before Income Taxes, Noncontrolling Interests, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings 24,995 35,412 31,180 60,407 61,320 Income tax expense - - 103 - 151 Net Income (Loss) 24,995 35,412 31,077 60,407 61,169 Noncontrolling interests in (income) loss of consolidated joint venture 66 56 - 122 - Net Income (Loss) Attributable to KREF Trust Inc. and Subsidiaries 25,061 35,468 31,077 60,529 61,169 Preferred Stock dividends and redemption value adjustment 5,326 5,326 1,813 10,652 2,721 Participating securities' share in earnings 341 346 - 687 - Net Income (Loss) Attributable to Common Stockholders 19,394$ 29,796$ 29,264$ 49,190$ 58,448$ Net Income (Loss) Per Share of Common Stock, Basic 0.28$ 0.47$ 0.53$ 0.75$ 1.05$ Net Income (Loss) Per Share of Common Stock, Diluted 0.28$ 0.46$ 0.52$ 0.74$ 1.05$ Weighted Average Number of Shares of Common Stock Outstanding, Basic 68,549,049 63,086,452 55,632,322 65,832,841 55,625,911 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 68,549,049 69,402,626 55,907,086 72,149,015 55,819,110 Dividends Declared per Share of Common Stock 0.43$ 0.43$ 0.43$ 0.86$ 0.86$ Three Months Ended Six Months Ended

23 Reconciliation of GAAP Net Income to Distributable Earnings (1) Diluted weighted average common shares outstanding for Distributable Earnings excludes 6,316,174 potentially issuable shares under assumed conversion of the Convertible Notes (2) Includes ($0.2) million, ($1.0) million, and ($0.1) million of unrealized mark-to-market adjustment to RECOP I’s underlying CMBS investments during 2Q'22, 1Q'22, and 2Q'21, respectively. Includes ($0.2) million non-cash redemption value adjustment of the Special Non-Voting Preferred Stock (SNVPS) during 2Q'21 (3) Numbers presented may not foot due to rounding (in thousands - except share and per share data) June 30, 2022 Per Diluted Share(3) March 31, 2022 Per Diluted Share(3) June 30, 2021 Per Diluted Share(3) Net Income (Loss) Attributable to Common Stockholders 19,394$ 0.28$ 29,796$ 0.46$ 29,264$ 0.52$ Per share impact from exclusion of potentially issuable shares under assumed conversion of the Convertible Notes(1) - - - 0.01 - - Adjustments Non-cash equity compensation expense 2,040 0.03 2,126 0.03 1,994 0.04 Unrealized (gains) or losses(2) (190) - (1,032) (0.02) (364) (0.01) Provision for (reversal of) credit losses, net 11,798 0.17 (1,218) (0.02) (559) (0.01) Non-cash convertible notes discount amortization 90 - 89 - 90 - Distributable Earnings 33,132$ 0.48$ 29,761$ 0.47$ 30,425$ 0.54$ Weighted average number of shares of common stock outstanding, diluted (1) 68,549,049 63,086,452 55,907,086 Three Months Ended

24 Key Definitions “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non- collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. The weighted average diluted shares outstanding used for purposes of calculating Distributable Earnings per diluted weighted average share has been adjusted from the weighted average diluted shares outstanding under GAAP to exclude potential shares that may be issued upon the conversion of the Convertible Notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs, which we believe is a useful presentation for investors. We believe that excluding shares issued in connection with a potential conversion of the Convertible Notes from our computation of Distributable Earnings per diluted weighted average share is useful to investors for various reasons, including: (i) conversion of Convertible Notes to shares would require the holder of a note to elect to convert the Convertible Note and for us to elect to settle the conversion in the form of shares, and we currently intend to settle the Convertible Notes in cash; (ii) future conversion decisions by note holders will be based on our stock price in the future, which is presently not determinable; and (iii) we believe that when evaluating our operating performance, investors and potential investors consider our Distributable Earnings relative to our actual distributions, which are based on shares outstanding and not shares that might be issued in the future. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.